Exhibit 10.5A

                 UNITED FUNDS, LLC - PURCHASE AND SALE AGREEMENT

     THIS AGREEMENT, made and entered into by and between UNITED FUNDS, LLC, whose principal place of business is 101 W. Ohio Street, PMB 2000, Indianapolis, Indiana 46204, hereinafter referred to as Purchaser and the following individuals:

hereinafter referred to, whether as an individual or as a group, as the Seller.

                               W I T N E S S E T H

     WHEREAS, the Purchaser is in the business of locating for sale certain life insurance policies and,

     WHEREAS, the Seller is the owner of a life insurance policy which he desire to have the Purchaser assign to a third party and,

     WHEREAS, the Purchaser and Seller desire to enter into this agreement according to the following assurances and understandings of the parties,

     THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration receipt of which is hereby acknowledged the parties to hereby agreement as follows:

     1. The Seller desires to sell that certain life insurance policy which Seller warrants he/she is the owner.

     2. Seller is the absolute owner of all right, title and interest in and to a certain policy (Policy) Policy # ____________.

          This policy was issued by ____________________

          This policy insure the life of ___________________

     3. That Purchaser has available a purchaser who desires to purchase Seller's life insurance policy.

     4. The parties agrees that the purchase price paid to the Seller shall be the Net Purchase Price as set forth in Exhibit "A," less any policy premiums required to bring the policy into current status with the insurance company of record.

     5. The Seller, within five (5) business days of the Seller's execution of this Agreement, shall provide the following documents to the Purchaser:

          A. all documents required by the issuing insurance company to effectuate the transfer of the Seller's interest in the insurance policy to the Purchaser's purchaser;

          B. the Assignment of Insurance Policy, a copy of which is attached hereto as Exhibit "B";

          C. the Beneficiary's Assignment and Consent form, attached hereto as Exhibit "C," signed by all beneficiaries of said policy;

          D. the original Address Communication form attached hereto as Exhibit "D";

          E. the List of Relatives and Friends form, attached hereto as Exhibit "F";

          F.   the original insurance policy; and

          G.   list of Beneficiaries form attached hereto as Exhibit "F";

          H. the authorization to release Death Certificate executed by insured's relative attached hereto as Exhibit "G"; and

          I.   Certification of Mental Competency attached hereby as Exhibit
               "H."

     6. The Seller has be responsible for all premium payments prior to Seller's receipt of the net purchase price. The Seller may elect to use the cash value inherent in the policy to satisfy premium payments for which Seller is responsible.

     7. Seller agrees to provide, on a timely basis to the Purchaser, a Change of Address Notification within ten business days of relocation of the insured. Seller and/or insured agrees to provide Purchaser with access to insured's medical records for the purpose of determining the insured's health status on a reasonable basis, not to exceed more than once every three months, at the Purchaser's expense. Seller agrees to be responsible for the execution of all medical release authorization forms and other documents necessary to provide Purchaser with access to insured's medical records for this purpose. Both Seller and insured agree and fully understand that such requests may be required at reasonable intervals for an indeterminate number of years. Seller further agrees that this authorization will be binding if the policy is subsequently sold or assigned to another assignee.

     8. Seller warrants that:

          A. Seller is authorized to enter this Agreement and that no legal or contractual impediment exists to the execution of this Agreement.

          B. No consent, approval or authorization or a third party is required in connection with the execution of this Agreement.

          C.   The face value of the insurance policy is $____________.

               and the total aggregate amount of loans against this policy is $_______.

               and the face value of the policy is further reduced as a result of payment of premium using the policy's cash value in the amount of $_______.

               and there exist no other obligations of any kind that would reduce the face value of the policy.

          D. Seller shall not do anything that will cause a reduction in the amount of the full value of the policy.

          E. Seller has not received notice from the Insurance Company of any violation of the terms of, or a default of, the Insurance Policy.

          F. The Net Purchase Price is adequate and fair consideration for the Insurance Policy.

          G.   Seller agrees to:

               (i) take any and all actions necessary or appropriate to effectuate the purposes and provisions of this Agreement or the Transaction; and

               (ii) sign any and all documents, agreements, certificates, or other instruments required or necessary under law or otherwise to effectuate the provisions of this Agreement or the Transaction.

          H. The contents of the Insured's personal physician's letter are true and accurate. Seller has provided prior consent for physician's issuance and Purchaser's receipt of the physician's letter. Purchaser has obtained the physician's letter before Seller entered this Agreement.

          I. The designation of the state of Seller's residency in the background information to this Agreement is true and correct.

          J. Seller is solvent and there are no outstanding claims, suits, liens, securing interests, garnishments, or court proceedings which could result in Seller becoming bankrupt or insolvent. There are no insolvency or bankruptcy proceedings threatened or pending against Seller. Seller understands that the proceeds Seller receives may be subject to the claims of creditors.

          K. No representation or warranty made by Seller, nor any statement, certificate, nor instrument furnished (or to be furnished ) to Purchaser pursuant to this Agreement or in conjunction with the Transaction contemplated by this Agreement contains, will contain any untrue statement or material fact, or omits or will omit to state a material fact necessary to make the statements contained herein misleading. No representation or warranty made by Seller nor any statement or certificate or instrument furnished or to be furnished to the Insurance Company in connection with the Insurance Policy including, without limitation, the application therefore or in conjunction with this Agreement or the Transaction contemplated by this Agreement contained, contains, or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained therein misleading. The physician's letter accurately reflects the nature and condition of Seller's health.

          L. Except for the contingent interests of the Current Beneficiaries, Seller owns all rights and interests in, and to, the Insurance Policy. Except as limited by the preceding sentence, Seller has and will continue to have, until the transfer to the Policy Buyer, good and marketable title to the Insurance Policy, free and clear of all liens, pledges, restrictions, charges or encumbrances or the interests of any nature whatsoever. Except for the contingent interests of the Current Beneficiaries, Seller owns all rights and interests in, and to, the Insurance Policy. Except as limited by the preceding sentence, Seller has and will continue to have, until the transfer to the Policy Buyer, good and marketable title to the Insurance Policy, free and clear of all liens, pledges, restrictions, charges or encumbrances or other interests of any nature whatsoever.

          M. Seller understands the terms and conditions of the Insurance Policy and the benefits available to Seller thereunder. The Insurance Company does not offer a living benefits program or, if it does, Seller finds that program less satisfactory than this Agreement. Furthermore, Seller understands the terms and conditions of this Agreement and the Transaction.

          N. Seller has the right to representation in all aspects of this Transaction by an attorney, chosen solely by Seller and is licensed under the laws of the jurisdiction in which he/she practices. Purchaser has made all the disclosures and given all the advice required by applicable laws and regulations. Nevertheless, despite Seller's belief that Seller currently has sufficient knowledge pertaining to these issues, Seller may, before signing this Agreement, exercise the option to obtain advice from Seller's attorney or professional advisor regarding:

               (i) all tax consequences that may result from the Transaction or this Agreement;

               (ii) possible alternatives to the Transaction and this Agreement, including accelerated benefits options that might be offered by the Insurance Company;

              (iii) the effect that this Transaction or this Agreement may or will have other rights of benefits, including conversion rights and waiver of premium benefits that may exist under the policy; and

               (iv) the effect, if any, that this transaction or this Agreement may have if this policy contains or is associated with any other joint policy or other riders.

     9. Except as otherwise expressly provided in this Agreement, and regardless of whether the Transaction is consummated or payments are ever made, this Agreement or the Transaction is rescinded or terminated, or for any other reason, Seller is solely responsible for all fees and costs incurred as a result of the Transaction or this Agreement, including, without limitation, all attorneys' and physicians' fees.

     10. That the following agreements regarding arbitration apply:

          A. Agreement to Arbitrate: Any litigation, claim, dispute, suit, action, controversy, proceeding or otherwise ("Claim") between Purchaser, Servicer's affiliates and Seller (or Seller's affiliates) which are not resolved within forty-five (45) days of notice from either of the Parties to the other, will be submitted to arbitration to the office of the American Arbitration Association pursuant to its Commercial Arbitration Rules will conduct the arbitration. The Parties to any arbitration will sign appropriate confidentiality agreements, excepting only such disclosures and filings as are required by law.

          B. Place and Procedure: The arbitration proceedings will be conducted in the State of Indiana. Any Claim in any arbitration will be conducted and resolved on an individual basis only. Any such arbitration proceeding will not be consolidated with any other arbitration proceeding involving any other person, except for disputes involving affiliates of the Parties to the arbitration. The Parties agree that, in connection with any such arbitration proceeding, each must submit or file any claim which would constitute a compulsory counterclaim (as defined by Rule 13 of the Federal Rules of Civil Procedure) within the same proceeding as the Claim to which it relates. Any such Claim that is not submitted or filed in such proceeding will be barred.

          C. Award and Decisions: The arbitrator will have the right to award any relief which he/she deems proper in the circumstances, including, for example, money damages (with interest on unpaid amounts from their due dates), specific performance, temporary and/or permanent injunctive relief and reimbursement of attorneys' fees and related costs to the prevailing party. The arbitrator will not have the authority to award exemplary or punitive damages. The award and decision of the arbitrator will be conclusive and binding. Judgment on the award may be entered in any court of competent jurisdiction. The parties acknowledge and agree that any arbitration award may be enforced against either, or both of them, in a court of competent jurisdiction and each waives any right to contest the validity or enforceability of such aware. Without limiting the foregoing, the Parties will be entitled in any such arbitration proceeding to the entry of an order by a court of competent jurisdiction pursuant to an opinion of the arbitrator for specific performance of any of the requirements of this Agreement. Judgment on an arbitration aware may be entered in any court having jurisdiction and will be binding, final and non-appealable.

          D. Exhibits. This Agreement to arbitrate applies not only to any Claims involving this Agreement, but also any Claims involving any of the agreements or the instruments attached as exhibits to this Agreement.

     11. That the following miscellaneous items apply:

          A. Attorneys Fees, Etc. In any action or dispute at law or in equity or in arbitration that may arise under or otherwise relate to this Agreement, the prevailing Party will be entitled to reimbursement of all its costs and expenses, including reasonable accounting and attorneys' fees (including, without limitation, paralegal fees and expenses, court costs and travel and lodging expenses), whether incurred in arbitration, at trial, on appeal, in bankruptcy court or in probate court.

          B. Background Information and Exhibits. The background information and the exhibits referred to herein are true and correct. This Agreement will be interpreted with reference to the background information and the exhibits.

          C. Certain Damages. As used throughout this Agreement, (i) the term "person" means any corporation, partnership, joint venture, trust association or other business entity or enterprise or any natural person; and (ii) an "affiliate" of a person means any other person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such person and includes a person's spouse, parents, lineal descendants, brothers and sisters, stockholders, officers, directors and partners.

          D. Counterparts. The Parties may sign this Agreement in multiple counterparts. Each signed counterpart constitutes an original, and all counterparts constitutes one and the same agreement.

          E. Governing Law and Forum. The validity, construction, interpretation and enforceability of this Agreement are governed by the laws of the State of Indiana, excluding conflicts of law rules. Any disputes under this Agreement, or any action taken to enforce or determine the rights and obligations of the Parties under this Agreement, must be brought in the appropriate, federal and state court located in Indiana, and the Parties submit to the jurisdiction and waive any objection to the venue, of such courts, except as required to be submitted to arbitration.

          F. Headings and Captions. The titles, headings and captions preceding the text of each section and sub-section of this Agreement have been inserted solely for convenient reference and neither constitute a part of this Agreement nor affect its meaning, interpretation or effect.

          G. Notices. All notices, letters, and communications must be sent to the Parties at their addresses listed in the preamble to this Agreement. A Party may change its designated address by mailing a notice of the change of address to the other party via U.S. Postal Service. Such change will be effective two business days after the date of receipt by the other Party.

          H. Pronouns and Gender. All terms and words used in this Agreement, regardless of the number and gender in which they are used, are deemed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context or sense of this Agreement or any section, subsection, paragraph or clause may require, as if such words had been fully and properly written in the appropriate number and gender.

          I. Severability. If any of the provisions of this Agreement are held invalid for any reason, the remainder of this Agreement will not be affected and will remain in full force and effect in accordance with it terms.

          J. Survival. All representations, warranties, and promises set forth in this Agreement or the exhibits hereto will survive the closing or consummation of the Transaction.

          K. Third Party Beneficiaries. This Agreement and the Transaction are meant to benefit only Purchaser and Seller. There are no third party beneficiaries to this Agreement or to the Transaction.

          L. Waiver and Amendment. A waiver or amendment of this Agreement or any provision of it will be valid and effective only if it is in writing and signed by, or on behalf of each Party. No waiver of any portion of this Agreement will operate to constitute a waiver of any other provision of this Agreement. The failure of any Party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein will not be construed as waiver or relinquishment of the right to insist on strict performance of the same condition, promise, agreement or understanding at a future time.

     12. The Purchaser has obtained the services of ____________________, to act as Escrow Agent for this transaction. Purchaser and Seller hereby agree to instruct the Escrow Agent to release all funds payable to the Seller within two
(2) business days after the Escrow Agent has received all required documents and verifications necessary to consummate this transaction.

     13. Confidentiality; Purchaser agrees that except as otherwise allowed or required by law, Purchaser, its owners, principals and employees shall not disclose Seller's or insured's identity to any other person or entity unless the disclosure is (1) necessary to effect the transaction, (2) is provided as a response to an investigation by a Government Agency or (3) is a term or condition of the terms of the transfer of this policy to a subsequent purchaser of this policy.

     Intending to be bound, the Parties have signed this Agreement effective the Effective Date, regardless of the actual dates of their signature:

                              SIGNATURES NEXT PAGE

                                   WITNESSES:

                                          UNITED FUNDS, LLC
--------------------------------
WITNESS Signature

--------------------------------          --------------------------------------
WITNESS Printed Name                      Authorized Officer
                                          UNITED FUNDS, LLC, a Delaware limited
                                          liability company
--------------------------------
WITNESS Signature

--------------------------------
WITNESS Printed Name

I hereby certify that on this day personally appeared before me
_________________________, who executed the foregoing document and said party acknowledged before me that the same was executed for the purposes therein expressed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the aforesaid county and state, this ____ day of ____________________, 2000.

__________ personally known
                                          --------------------------------------
__________ produced identification        Notary Public
ID _________________________              My commission expires:


--------------------------------          --------------------------------------
WITNESS Signature                         Owner Signature:

--------------------------------
WITNESS Printed Name

--------------------------------
WITNESS Signature

--------------------------------
WITNESS Printed Name

STATE OF __________________________________)

COUNTY OF ________________________________)


I hereby certify that on this day personally appeared before me
_________________________, who executed the foregoing document and said party acknowledged before me that the same was executed for the purposes therein expressed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the aforesaid county and state, this ____ day of ____________________, 2000.

__________ personally known
                                          --------------------------------------
__________ produced identification        Notary Public
                                          My commission expires:

                  United Funds, LLC - Purchase & Sale Agreement

        EXHIBIT "A" to LIFE INSURANCE POLICY PURCHASE AND SALE AGREEMENT

                              SETTLEMENT STATEMENT

The following data applies to the Life Insurance Policy Purchase and Sale Agreement for the sale and purchase of the following life insurance policy:

Issuer:
Policy/Certificate No:

except as defined in this Summary, the capitalized terms herein have the meaning given to them in the Agreement:

                                                          Face Value: $

                      NET PURCHASE PRICE (Net amount paid to Seller): $

WITNESSES:

--------------------------------          --------------------------------------
WITNESS Signature                         Owner Signature:

--------------------------------
WITNESS Printed Name

--------------------------------
Witness Signature

--------------------------------
WITNESS Printed Name

STATE OF                                    )
         -----------------------------------

COUNTY OF                                   )
          ----------------------------------

I hereby certify that on this day personally appeared before me , who executed the foregoing document and said party acknowledged before me that the same was executed for the purposes therein expressed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the aforesaid county and state, __________ this day of ___________, 2000.

                                                     ---------------------------
                   Personally known                  Notary Public
------------------
                   produced identification           My commission expires:
------------------




--------------------------------------------------------------------------------
  United Funds, LLC, 101 W. Ohio Street, PMB 2000, Indianapolis, Indiana 46204

                  United Funds, LLC - Purchase & Sale Agreement

        EXHIBIT "B" to LIFE INSURANCE POLICY PURCHASE AND SALE AGREEMENT

                           INSURANCE POLICY ASSIGNMENT

THIS INSURANCE POLICY ASSIGNMENT, (This "Assignment") is made by the following party(ies) (the "Assignor"):

in favor of the following party ("Assignee"):

Transfer: The Assignor hereby assigns, sells, sets over and transfers to the Assignee all right, title and interest (including any beneficial or beneficiary's right or interest) in and to that certain life insurance policy (the "Insurance Policy") which insures the Assignor's Life, issued by the following life insurance policy:

Issuer:
Policy/Certificate No:

Absence of Liens: The Assignor hereby warrants that the Insurance Policy is free and clear of any and all liens, security interests, claims and encumbrances.

Consideration: The Assignor acknowledges it has received sufficient, good and valuable consideration for the Insurance Policy.

Title: Title to the Insurance Policy is vested in the Assignee on the date that the Assignor executes this Agreement.

WITNESSES:

                                                 -------------------------------
                                                 Owner Signature:
--------------------------------
WITNESS Signature

--------------------------------
WITNESS Printed Name

--------------------------------
Witness Signature

--------------------------------
WITNESS Printed Name

                                                 -------------------------------
                                                 Date

STATE OF                                    )
         -----------------------------------

COUNTY OF                                   )
          ----------------------------------

I hereby certify that on this day personally appeared before me , who executed the foregoing document and said party acknowledged before me that the same was executed for the purposes therein expressed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the aforesaid county and state, this day of , 2000.

                                                     ---------------------------
                   Personally known                  Notary Public
------------------
                   produced identification           My commission expires:
------------------

--------------------------------------------------------------------------------
  United Funds, LLC, 101 W. Ohio Street, PMB 2000, Indianapolis, Indiana 46204

                  United Funds, LLC - Purchase & Sale Agreement

        EXHIBIT "C" to LIFE INSURANCE POLICY PURCHASE AND SALE AGREEMENT

                            BENEFICIARY'S ASSIGNMENT

THIS ASSIGNMENT ("Assignment") entered into this day of __________, _______ 2000, by the beneficiary of the life insurance policy designated by the following:

Policy Number:
Insurance Company:
Owner(s):

Hereinafter referred to as "Owner or Owner Group"

Assignee:

WHEREAS, Owner or Owner Group desires to assign all right and title to the above mentioned policy to the Assignee for value, And

WHEREAS, In order to effectuate said Assignment it is necessary for Beneficiary(ies) to assign his/her/their interest as beneficiary(ies) to the aforementioned policy.

NOW THEREFORE; Beneficiary(ies), in consideration of the Assignee's promise to purchase the aforementioned Insurance Policy hereby agrees as follows:

     1. The Beneficiary(ies) is/are over the age of eighteen (18).

     2. Title to all of Beneficiary's right and interest in said insurance policy shall vest in Assignee upon execution of this Assignment.

     3. The Beneficiary(ies) relinquish(es) any and all interest he/she/they might have in said policy and consents to Owner's or Owner Group's assignment.

     4. The Beneficiary(ies) is/are not under any duress or coercion in entering this Assignment.

IN WITNESS WHEREOF, this Assignment was executed the date and year first above written.

                                   WITNESSES:

                                                           THE BENEFICIARY(IES);

--------------------------------
WITNESS Signature

--------------------------------
WITNESS Printed Name

--------------------------------
Witness Signature

--------------------------------
WITNESS Printed Name

STATE OF                                    )
         -----------------------------------

COUNTY OF                                   )
          ----------------------------------

I hereby certify that on this day personally appeared before me _________, who executed the foregoing document and said party acknowledged before me that the same was executed for the purposes therein expressed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the aforesaid county and state, this day of , 2000.

                                                     ---------------------------
                   Personally known                  Notary Public
------------------
                   produced identification           My commission expires:
------------------


--------------------------------------------------------------------------------
  United Funds, LLC, 101 W. Ohio Street, PMB 2000, Indianapolis, Indiana 46204

                  United Funds, LLC - Purchase & Sale Agreement

        EXHIBIT "D" to LIFE INSURANCE POLICY PURCHASE AND SALE AGREEMENT

                             LETTER OF COMMUNICATION

Date:
       ----------------------------------------------


Communications Dept.
United Funds, LLC
101 W. Ohio Street, PMB 2000
Indianapolis, IN  46204

Please be advised that my residence is:

Address:
          ----------------------------------------------------------------------

Telephone
          -------------------------------------------

Medical Physician's Name
                         ----------------------------------------------

Medical Physician's Address
                            ----------------------------------------------------

Medical Physician's Phone (    )
                                  ----------------------------

Status Treatment/Medication:
                             ---------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------
Insured's Signature

---------------------------------------------
Date




--------------------------------------------------------------------------------
  United Funds, LLC, 101 W. Ohio Street, PMB 2000, Indianapolis, Indiana 46204

                  United Funds, LLC - Purchase & Sale Agreement

        EXHIBIT "E" to LIFE INSURANCE POLICY PURCHASE AND SALE AGREEMENT

                          LIST OF RELATIVES AND FRIENDS

The following is a list of Relatives and Friends whom I have informed and urged to discuss with the appropriate staff members of United Funds, LLC, my medical status and residence.























---------------------------------------------        ---------------------------
Insured's Signature:                                 Date

STATE OF                                    )
         -----------------------------------

COUNTY OF                                   )
          ----------------------------------

I hereby certify that on this day personally appeared before me , who executed the foregoing document and said party acknowledged before me that the same was executed for the purposes therein expressed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the aforesaid county and state, this day of , 2000.

                                                     ---------------------------
                   Personally known                  Notary Public
------------------
                   produced identification           My commission expires:
------------------



--------------------------------------------------------------------------------
  United Funds, LLC, 101 W. Ohio Street, PMB 2000, Indianapolis, Indiana 46204

                  United Funds, LLC - Purchase & Sale Agreement

        EXHIBIT "F" to LIFE INSURANCE POLICY PURCHASE AND SALE AGREEMENT

                              LIST OF BENEFICIARIES

THIS ASSIGNMENT ("Assignment") entered into this day of , 2000, by the beneficiary of the life insurance policy designated by the following:

Policy Number:

Insurance Company:

Insured:

              The following is the complete and unaltered list of beneficiaries of the above policy:












---------------------------------------------        ---------------------------
Owner Signature:                                     Date:




STATE OF                                    )
         -----------------------------------

COUNTY OF                                   )
          ----------------------------------

I hereby certify that on this day personally appeared before me , who executed the foregoing document and said party acknowledged before me that the same was executed for the purposes therein expressed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the aforesaid county and state, this day of , 2000.

                                                     ---------------------------
                   Personally known                  Notary Public
------------------
                   produced identification           My commission expires:
------------------






--------------------------------------------------------------------------------
  United Funds, LLC, 101 W. Ohio Street, PMB 2000, Indianapolis, Indiana 46204

                  United Funds, LLC - Purchase & Sale Agreement

        EXHIBIT "G" to LIFE INSURANCE POLICY PURCHASE AND SALE AGREEMENT

                              LIST OF BENEFICIARIES

TO WHOM IT MAY CONCERN:

This is to authorize you to furnish a death certificate for the following individuals to UNITED FUNDS, LLC:




---------------------------------------------        ---------------------------
Signature of Relative                                Date:

---------------------------------------------
Printed Name

---------------------------------------------
Relationship




STATE OF                                    )
         -----------------------------------

COUNTY OF                                   )
          ----------------------------------

I hereby certify that on this day personally appeared before me , who executed the foregoing document and said party acknowledged before me that the same was executed for the purposes therein expressed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the aforesaid county and state, this day of , 2000.

                                                     ---------------------------
                   Personally known                  Notary Public
------------------
                   produced identification           My commission expires:
------------------












--------------------------------------------------------------------------------
  United Funds, LLC, 101 W. Ohio Street, PMB 2000, Indianapolis, Indiana 46204

                  United Funds, LLC - Purchase & Sale Agreement

        EXHIBIT "H" to LIFE INSURANCE POLICY PURCHASE AND SALE AGREEMENT

                           CERTIFICATION OF COMPETENCY

             PART 1 - NON-MEDICAL CERTIFICATION (must be completed):

TO WHOM IT MAY CONCERN:

It is my opinion that the following individual(s) is (are) of sound mind and is
(are) competent to conduct his / her / their own affairs:


It is my further opinion that this individual is not subject at this time to any constraint or undue influence.


THE UNDERSIGNED HEREBY CERTIFIES the above is true and correct as of this date.




---------------------------------------------        ---------------------------
Signature of Witness                                          Date

---------------------------------------------
Printed Name of Witness




                                         PART II - MEDICAL CERTIFICATION (to be
                                         completed only if Seller(s) is (are)
                                         suffering from one or more significant
                                         illnesses):
As a physician, it is my opinion that this individual is not subject at this time to any constraint or undue influence.


---------------------------------------------        ---------------------------
Signature of Physician                                        Date

---------------------------------------------
Printed Name of Physician










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  United Funds, LLC, 101 W. Ohio Street, PMB 2000, Indianapolis, Indiana 46204

                  United Funds, LLC - Purchase & Sale Agreement

        EXHIBIT "I" to LIFE INSURANCE POLICY PURCHASE AND SALE AGREEMENT

                  AUTHORIZATION TO RELEASE MEDICAL INFORMATION

I hereby authorize any physicians, medical personnel, clinics, hospitals, medical centers, medical bureaus, and related institutions to release to UNITED FUNDS, LLC or its authorized personnel any information concerning my health of physical condition.

I agree that this authorization is valid for ten years from the date signed, and that photocopy of it is a valid representation of the original.

Consideration for this authorization is represented by the monies paid to the Seller pursuant to the body of this Life Insure Policy Purchase and Sale agreement.

---------------------------------------------
Insured's Signature

---------------------------------------------
Date



STATE OF                                    )
         -----------------------------------

COUNTY OF                                   )
          ----------------------------------

I hereby certify that on this day personally appeared before me , who executed the foregoing document and said party acknowledged before me that the same was executed for the purposes therein expressed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the aforesaid county and state, this day of , 2000.

                                                     ---------------------------
                   Personally known                  Notary Public
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                   produced identification           My commission expires:
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  United Funds, LLC, 101 W. Ohio Street, PMB 2000, Indianapolis, Indiana 46204

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